UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2006
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Discontinued Operations
          Pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, certain assets of the Company are now classified as discontinued operations due to their sale during the three months ended March 31, 2006 or their classification as held for sale at March 31, 2006. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation related to those assets for prior periods. In so doing, the Company is updating portions of Items 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2005, including the information regarding discontinued operations contained in “Item 6 – Selected Financial Data,” “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Results of Operations” and “Item 8 – Financial Statements and Supplementary Data.” The application of Statement No. 144 had no effect on net income available to common stockholders.
          All other information contained in the Form 10-K and the other portions of Items 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since May 10, 2006. Additionally, the Company is including, for informational purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K. The foregoing items are attached as Exhibit 99.1 to this Current Report.
Adoption of Trading Plan
          Effective October 23, 2000, the Securities and Exchange Commission (the “SEC”) adopted new rules related to insider trading. One of these rules, Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provides an exemption to the insider trading rules in the form of an affirmative defense. Rule 10b5-1 recognizes the creation of formal programs under which executives and other insiders may sell the securities of publicly traded companies on a regular basis pursuant to written plans that are entered into at a time when the plan participants are not aware of material non-public information and that otherwise comply with the requirements of Rule 10b5-1.

          On January 28, 2003, the Board of Directors of Health Care REIT, Inc. (the “Company”) adopted a resolution modifying its insider trading policy to allow insiders to sell securities of the Company pursuant to pre-arranged trading plans.
          On May 8, 2006, George L. Chapman, Chairman and Chief Executive Officer of the Company, entered into a new plan pursuant to which he instructed his broker to exercise options and sell up to 77,879 shares of the Company’s common stock during the period between May 15, 2006 and June 30, 2007. The number of shares to be exercised and sold under Mr. Chapman’s plan ranges from 2,500 to 20,879 shares per month, not including any unsold shares that might be carried over from a previous month.
          Reports of the details of actual sales under the plan will be filed by Mr. Chapman on Form 4 in accordance with SEC regulations.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Exhibits.

23	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Quantitative and Qualitative Disclosures About Market Risk
Financial Statements and Supplementary Data
Schedule III
Schedule IV
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN

George L. Chapman
Its: Chairman of the Board and Chief Executive Officer
Dated: May 10, 2006